     As filed with the Securities and Exchange Commission on March 29, 1996

                                                     1933 Act File No. 2-74959
                                                     1940 Act File No. 811-3327

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------
                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 18

                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 19

                         MFS GOVERNMENT SECURITIES FUND
               (Exact name of Registrant as specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of principal executive offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  Approximate Date of Proposed Public Offering:
  It is proposed that this filing will become effective (check appropriate box)



          |_| immediately upon filing pursuant to paragraph (b) |X| on March 29, 1996 pursuant to paragraph (b)
          |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
          |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485.

          If appropriate, check the following box:
          |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its Shares of Beneficial Interest (without par value), under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice with respect to its fiscal year ended February 28, 1995 on April 28, 1995, and will file a Rule 24f-2 Notice with respect to its fiscal year end February 29, 1996 on or before April 29, 1996.


================================================================================

The Prospectus dated July 1, 1995 of MFS Government Securities Fund is incorporated in this Post-Effective Amendment No. 18 by reference to the Prospectus of MFS Government Securities Fund filed via EDGAR by the Registrant pursuant to the Rule 497 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission on June 30, 1995.

                        MFS GOVERNMENT SECURITIES FUND
SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH
                              DATED JULY 1, 1995

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED JULY 1, 1995 AND CONTAINS A DESCRIPTION OF CLASS C SHARES AND CERTAIN CHANGES TO COMMISSIONS PAID TO DEALERS ON CERTAIN PURCHASES OF CLASS A SHARES.

EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:                                          CLASS A           CLASS B           CLASS C
                                                                           -------           -------           -------
    Maximum Initial Sales Charge Imposed on Purchases of Fund Shares
      (as a percentage of offering price) ............................      4.75%             0.00%             0.00%
    Maximum Contingent Deferred Sales Charge (as a percentage of
      original purchase price or redemption proceeds, as applicable) .   See Below(1)         4.00%             1.00%

ANNUAL OPERATING EXPENSES OF THE FUND
  (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees (after applicable fee reduction)(2) ..............      0.25%             0.25%             0.25%
    Rule 12b-1 Fees ..................................................      0.35%(3)          1.00%(4)          1.00%(4)
    Other Expenses(5) ................................................      0.29%             0.35%             0.29%(6)
                                                                            -----             -----             -----
    Total Operating Expenses (after applicable fee reduction)(7) .....      0.89%             1.60%             1.54%

----------
(1)  Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge;
     however, a contingent deferred sales charge (a "CDSC") of 1.00% will be imposed on such purchases in the event of certain redemption transactions within one year following such purchases (see "Purchases" in the Prospectus).
(2)  The Adviser has voluntarily reduced its management fee to 0.25% per annum of the Fund's average daily net assets for an indefinite period of time. Absent such reduction, "Management Fees" would have been 0.40%.
(3)  The Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company
     Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares (see
     "Distribution Plans" in the Prospectus). Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.
(4)  The Fund has adopted separate Distribution Plans for its Class B and its Class C shares in accordance with Rule 12b-1 under the 1940 Act, which provide that the Fund will pay distribution/service fees aggregating up to (but not necessarily all of)
     1.00% per annum of the average daily net assets attributable to the Class B shares under the Class B Distribution Plan and
     Class C shares under the Class C Distribution Plan (see "Distribution Plans" below and in the Prospectus). Distribution expenses paid under these Plans, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.
(5)  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."
(6)  Except for the shareholder servicing agent fee component, "Other Expenses" is based on Class A expenses incurred during the six months ended August 31, 1995. The shareholder servicing agent fee component of "Other Expenses" is a predetermined percentage based upon the Fund's net assets attributable to each class.
(7)  Absent any expense reductions, "Total Operating Expenses" for Class A, Class B and Class C shares would have been 1.04%,
     1.75% and 1.69%, respectively.

                             EXAMPLE OF EXPENSES
                             -------------------

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

  PERIOD                                                    CLASS A               CLASS B                       CLASS C
  ------                                                    -------             ------------                  ------------
                                                                                             (1)                           (1)
   1 year  .............................................     $ 56           $ 56           $ 16            $25            $15
   3 years .............................................       75             80             50             45             45
   5 years .............................................       94            107             87
  10 years .............................................      152            171(2)         171(2)

----------
(1) Assumes no redemption.
(2)  Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect
     Class A expenses.

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections of the Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser" and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plans."

     THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Semiannual Report to shareholders which are incorporated by reference into the Supplement to the SAI dated April 1, 1996, in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.


                                                      FINANCIAL HIGHLIGHTS
                                              SIX                             ELEVEN
                                          MONTHS ENDED       YEAR ENDED     MONTHS ENDED                YEAR ENDED MARCH 31,
                                           AUGUST 31,       FEBRUARY 28,    FEBRUARY 28,      --------------------------------------
                                             1995               1995            1994            1993          1992          1991
                                          -----------       ------------    ------------        ----          ----          ----
                                                                                   CLASS A
                                            ----------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD):
Net asset value -- beginning of  period      $ 9.22            $ 9.79         $ 10.00          $  9.43        $  9.29      $  9.10
                                             ------            ------         -------          -------        -------      -------
Income from investment operations<F3> --
  Net investment income<F6>...........       $ 0.34            $ 0.67         $  0.63          $  0.67        $  0.75      $  0.78
  Net realized and unrealized gain
   (loss) on investments .............         0.40             (0.58)         (0.20)             0.60           0.14         0.19
                                             ------            ------         -------          -------        -------      -------
      Total from investment operations       $ 0.74            $ 0.09         $  0.43          $  1.27        $  0.89      $  0.97
                                             ------            ------         -------          -------        -------      -------
Less distributions declared to
  shareholders --
  From net investment income .........      $ (0.33)          $ (0.66)       $ (0.58)<F4>      $ (0.70)      $ (0.75)      $ (0.78)
  In excess of net realized gain on
    investments ......................           --                --          (0.06)               --            --            --
                                             ------            ------        -------           -------         ------      -------
      Total distributions declared to
        shareholders .................      $ (0.33)          $ (0.66)       $ (0.64)          $ (0.70)       $ (0.75)     $ (0.78)
                                             ------            ------        -------           -------        -------      -------
Net asset value -- end of period .....      $  9.63            $ 9.22        $  9.79           $ 10.00         $ 9.43      $  9.29
                                             ======            ======        =======           =======        =======      =======
      Total return<F5>................        8.22%<F2>         1.21%          6.57%            13.94%          9.96%       11.13%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA<F6>:
  Expenses ...........................        0.83%<F1>         0.79%          0.68%<F1>         1.20%          1.25%        1.28%
  Net investment income ..............        7.07%<F1>         7.24%          6.83%<F1>         7.18%          7.95%        8.56%
PORTFOLIO TURNOVER ...................         186%              385%           167%              264%           270%          95%
NET ASSETS AT END OF PERIOD
 (000 OMITTED) .......................     $318,316          $318,116       $372,702          $356,735       $356,366     $323,612

<F1> Annualized.
<F2> Not annualized.
<F3> Per share data subsequent to and including February 28, 1994 is based on average shares outstanding.
<F4> Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated.
<F5> Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
<F6> The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income ..........       $ 0.33            $ 0.65         $ 0.59                --             --           --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses .....................        1.04%<F1>          1.05%          1.17%<F1>           --             --           --
        Net investment income ........        6.86%<F1>          6.98%          6.34%<F1>           --             --           --

                                                FINANCIAL HIGHLIGHTS -- CONTINUED
                                                                              YEAR ENDED MARCH 31,
                                            ----------------------------------------------------------------------------------------
                                               1990           1989           1988           1987           1986            1985<F1>
                                               ----           ----           ----           ----           ----            -----
                                                                                   CLASS A
                                            ----------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period        $ 9.05         $ 9.56         $10.22         $10.53         $ 9.95         $ 9.53
                                              ------         ------         ------         ------         ------         ------
Income from investment operations --
  Net investment income .............         $ 0.82         $ 0.86         $ 0.87         $ 0.94         $ 1.07         $ 0.66
  Net realized and unrealized gain
    (loss) on investments ...........           0.04          (0.51)         (0.59)         (0.20)          0.68           0.33
                                              ------         ------         ------         ------         ------         ------
      Total from investment operations        $ 0.86         $ 0.35         $ 0.28         $ 0.74         $ 1.75         $ 0.99
                                              ------         ------         ------         ------         ------         ------
Less distributions declared to shareholders --
  From net investment income ........         $(0.81)        $(0.86)        $(0.88)        $(0.94)        $(1.08)        $(0.57)
  From net realized gain on
    investments .....................             --             --          (0.06)         (0.11)         (0.09)            --
                                              ------         ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders ................         $(0.81)        $(0.86)        $(0.94)        $(1.05)        $(1.17)        $(0.57)
                                              ------         ------         ------         ------         ------         ------
Net asset value -- end of period ....         $ 9.10         $ 9.05         $ 9.56         $10.22         $10.53         $ 9.95
                                              ======         ======         ======         ======         ======         ======
Total return<F3>......................         9.72%          3.84%          3.11%          7.48%         18.70%         15.52%<F2>
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses ...........................         1.29%          1.40%          1.18%          1.18%          1.09%          1.29%<F2>
  Net investment income ..............         8.81%          9.25%          9.10%          9.14%         10.43%         11.26%<F2>
PORTFOLIO TURNOVER ...................          260%           346%           417%           191%           128%           158%
NET ASSETS AT END OF PERIOD
 (000 OMITTED)........................      $327,877       $348,617       $397,239       $487,975       $343,270       $130,699

<F1> For the period from the commencement of investment operations, July 25, 1984 to March 31, 1985.
<F2> Annualized.
<F3> Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

                                                                  SIX
                                                              MONTHS ENDED       YEAR ENDED       PERIOD ENDED
                                                                AUGUST 31,       FEBRUARY 28,      FEBRUARY 28,
                                                                   1995              1995             1994<F1>
                                                              ------------       ------------     -------------
                                                                                   CLASS B
                                                              ------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value --  beginning of  period .......................   $ 9.22           $ 9.78          $10.16
                                                                   ------           ------          ------
Income from investment operations<F4> --
  Net investment income(s) .....................................   $ 0.30           $ 0.59          $ 0.30
  Net realized and unrealized gain (loss) on investments .......     0.41            (0.56)          (0.43)
                                                                   ------           ------          ------
      Total from investment operations .........................   $ 0.71           $ 0.03         $ (0.13)
                                                                   ------           ------          ------
Less distributions declared to shareholders -- from net
  investment income ............................................   $(0.31)         $(0.59)          $(0.25)<F5>
                                                                   ------           ------          ------
Net asset value -- end of period ...............................   $ 9.62          $ 9.22           $ 9.78
                                                                   ======          ======           ======
Total return ...................................................    7.80%<F3>       0.57%          (1.29)%<F3>
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA<F6>:
  Expenses .....................................................    1.54%<F2>        1.51%           1.39%<F2>
  Net investment income ........................................    6.36%<F2>        6.52%           5.92%<F2>
PORTFOLIO TURNOVER .............................................     186%             385%            167%
NET ASSETS AT END OF PERIOD
  (000 OMITTED) ................................................ $115,648         $105,178        $113,107

<F1> For the period from the commencement of offering of Class B shares, August 30, 1993 to February 28, 1994.
<F2> Annualized.
<F3> Not annualized.
<F4> Per share data is based on average shares outstanding.
<F5> Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated.
<F6> The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income ...................................... $ 0.29           $ 0.57          $ 0.28
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses .................................................  1.75%<F2>         1.77%          1.87%<F2>
        Net investment income ....................................  6.15%<F2>         6.26%          5.44%<F2>

THE FUND
Three classes of shares of the Fund currently are offered to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund.

INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES
The Fund offers three classes of shares which bear sales charges and distribution fees in different forms and amounts. Class A and Class B shares are described in the Prospectus and SAI. Class C shares and the new commission structure with respect to certain purchases of Class A shares are described below.

CLASS A SHARES: The Fund currently offers Class A shares at net asset value, without an initial sales charge but subject to a 1% CDSC, under certain limited circumstances as described in the Fund's Prospectus. Effective April 1, 1996, the commissions paid by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, to dealers on such investments in Class A shares made through dealers will be as follows:

           COMMISSION PAID
              BY MFD TO
               DEALERS                     CUMULATIVE PURCHASE AMOUNT
            -------------                  ---------------------------
                1.00%                  On the first $2,000,000, plus
                0.80%                  Over $2,000,000 to $3,000,000, plus
                0.50%                  Over $3,000,000 to $50,000,000, plus
                0.25%                  Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. The maximum investment in Class C shares is $1 million per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. Circumstances under which sales charges imposed on Class A and Class B shares are waived are described in the Prospectus. The CDSC imposed upon redemption of Class C shares is waived in the same circumstances that apply to the waiver of the Class B CDSC. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Class C Distribution Plan by the Fund to MFD for the first year after purchase (see "Distribution Plans" below). In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all Class C shares sold by such dealers during a specified sales period.

Class C shares are not currently available for purchase by any retirement plan qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

EXCHANGES

Some or all of the Class C shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for Class C shares of any other MFS Fund in the MFS Family of Funds (the "MFS Funds") at net asset value (if available for sale). No CDSC will be imposed in connection with an exchange from Class C shares of the Fund to any other MFS Fund, however the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

Prior to April 1, 1996, Class C shares of the MFS Funds were exchangeable for shares of the MFS Money Market Fund at net asset value. Effective April 1, 1996, Class C shares of the MFS Funds may no longer be exchanged for shares of the MFS Money Market Fund. However, Class C shares of the MFS Cash Reserve Fund, another money market fund sponsored by MFS, are available for such exchanges effective April 1, 1996.

REDEMPTIONS AND REPURCHASES

REDEMPTION BY CHECK: Class C shares may be redeemed by check. The Fund's Prospectus describes the procedures applicable to redeeming Class A shares by check. These procedures apply to redemptions by Class C shares by check.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class C shares made on or after April 1, 1996 ("Direct Purchases") will be subject to a 1.00% CDSC upon redemption for a period of 12 months. Purchases of Class C shares made during a calendar month, regardless of when during the month the investment occurred, will age one year at the close of business on the last day of such month in the following calendar year. Prior to April 1, 1996, Class C shares of the MFS Funds were not subject to a CDSC upon redemption. In no event will Class C shares of the MFS Funds purchased prior to this date be subject to a CDSC. For the purpose of calculating the CDSC upon redemption of shares acquired in an exchange on or after April 1, 1996, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares (if such original purchase occurred prior to April 1, 1996, then no CDSC would be imposed upon such a redemption).

At the time of a redemption, the amount by which the value of a shareholder's account represented by Direct Purchases exceeds the sum of 12 months of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividend or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of Class C shares, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases made which will result in any such charge being imposed at the lowest possible rate.

The applicability of a CDSC for Class C shares will be unaffected by exchanges or transfers of registration, except as described in the Prospectus for Class B shares.

REINSTATEMENT PRIVILEGE: Class C shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the Class C shares credited for any CDSC paid are then redeemed within 12 months of the initial purchase, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding the privilege.

DISTRIBUTION PLANS

The Trustees have adopted separate Distribution Plans for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, after having concluded that there is a reasonable likelihood that the Distribution Plans would benefit the Fund and its shareholders. The Distribution Plans for Class A and Class B shares are described in the Prospectus (see "Distribution Plans" therein). The Distribution Plan for Class C shares is described below.

The Class C Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% per annum of the average daily net assets attributable to Class C shares in order that MFD may pay expenses on behalf of the Fund relating to the servicing of Class C shares. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to Class C shares owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain service fees for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

The Class C Distribution Plan also provides that the Fund may pay MFD a distribution fee equal to 0.75% per annum of the Fund's average daily net assets attributable to Class C shares as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

As discussed under the caption "Purchases" above, Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

Fees payable under the Class C Distribution Plan are charged to, and therefore reduce, income allocated to Class C shares.

DISTRIBUTIONS

Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund has three classes of shares entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value).

PERFORMANCE INFORMATION

Total rate of return quotations for Class C shares, if quoted for periods of one year or less, will give effect to the imposition of the 1.00% CDSC assessed upon redemption of Class C shares during the first year. Such total rate of return quotations may be accompanied by quotations which do not reflect the deduction of the CDSC, and will thus be higher. Yield and distribution rate calculations for Class C shares assume no CDSC is paid.

SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS --

     LETTER OF INTENT: Purchases of Class C shares will apply toward completion of a Letter of Intent with respect to Class A shares. See the Prospectus for further information on the Letter of Intent.

     RIGHT OF ACCUMULATION: The current offering price value of an investor's holdings of Class C shares will apply toward cumulative quantity discounts on purchases of Class A shares. See the Prospectus for further information on the Right of Accumulation.

     DISTRIBUTION INVESTMENT PROGRAM: Prior to April 1, 1996, distributions made on Class C shares of the MFS Funds could be automatically invested under the Distribution Investment Program in shares of the MFS Money Market Fund at net asset value. Effective April 1, 1996, distributions made on Class C shares of the MFS Funds may no longer be automatically invested under the Distribution Investment Program in shares of the MFS Money Market Fund. However, effective April 1, 1996, distributions made on Class C shares of the MFS Funds may be automatically invested under this Program in Class C shares of the MFS Cash Reserve Fund, another money market fund sponsored by MFS.

     SYSTEMATIC WITHDRAWAL PLAN: The aggregate withdrawals of Class C shares in any year pursuant to a Systematic Withdrawal Plan ("SWP") will not be subject to a CDSC and generally are limited to 10% of the value of the account at the time of establishment of the SWP.

DOLLAR COST AVERAGING PROGRAMS --

     AUTOMATIC EXCHANGE PLAN: Prior to April 1, 1996, Class C shares of the MFS Funds were exchangeable under the Automatic Exchange Plan for shares of the MFS Money Market Fund at net asset value. Effective April 1, 1996, Class C shares of the MFS Funds may no longer be exchanged under the Automatic Exchange Plan for shares of the MFS Money Market Fund. However, Class C shares of the MFS Cash Reserve Fund, another money market fund sponsored by MFS, are available for such exchanges effective April 1, 1996.

                  THE DATE OF THIS SUPPLEMENT IS APRIL 1, 1996

The Statement of Additional Information dated July 1, 1995 of MFS Government Securities Fund is incorporated in this Post-Effective Amendment No. 18 by reference to the Statement of Additional Information of MFS Government Securities Fund filed via EDGAR by the Registrant pursuant to the Rule 497 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission on June 30, 1995.

The Annual Report to Shareholders dated February 28, 1995 of MFS Government Securities Fund is incorporated into this Post-Effective Amendment No. 18 by reference to the N-30D filed with the Securities and Exchange Commission via EDGAR on May 1, 1995.

                        MFS GOVERNMENT SECURITIES FUND

      SUPPLEMENT TO THE JULY 1, 1995 STATEMENT OF ADDITIONAL INFORMATION

MANAGEMENT OF THE TRUST

As of February 29, 1996, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. Also as of February 29, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., P.O. Box 45286, Jacksonville, Florida, was the record owner of 6.93% of the outstanding Class B shares of the Fund.

INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

The Portfolio of Investments at August 31, 1995, the Statement of Assets and Liabilities at August 31, 1995, the Statement of Operations for the six months ended August 31, 1995, the Statement of Changes in Net Assets for the six months ended August 31, 1995 and for the year ended February 28, 1995, the Notes to the Financial Statements and the Independent Auditors' Report, each of which is included in the Semiannual Report to shareholders, are incorporated by reference into this Supplement in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Semiannual Report is attached to this Supplement.

                THE DATE OF THIS SUPPLEMENT IS APRIL 1, 1996.

[logo] MFS(SM)                                               Semiannual Report
THE FIRST NAME IN MUTUAL FUNDS                                August 31, 1995

MFS(R) GOVERNMENT SECURITIES FUND
(A picture of two men sitting at a window.)

MFS(R)  GOVERNMENT  SECURITIES  FUND

TRUSTEES                                                           CUSTODIAN
A. Keith Brodkin<F1> - Chairman and President                      State Street Bank and Trust Company

Richard B. Bailey<F1> - Private Investor;                          AUDITORS
Former Chairman and Director (until 1991),                         Deloitte & Touche LLP
Massachusetts Financial Services Company
                                                                   INVESTOR  INFORMATION
Peter G. Harwood - Private Investor                                For MFS stock and bond market outlooks,
                                                                   call toll free: 1-800-637-4458 anytime from
J. Atwood Ives - Chairman and Chief Executive                      a touch-tone telephone.
Officer, Eastern Enterprises
                                                                   For information on MFS mutual funds,
Lawrence T. Perera - Partner,                                      call your financial adviser or, for an
Hemenway & Barnes                                                  information kit, call toll free:
                                                                   1-800-637-2929 any business day from
William J. Poorvu - Adjunct Professor, Harvard                     9 a.m. to 5 p.m. Eastern time (or leave
University Graduate School of Business                             a message anytime).
Administration
                                                                   INVESTOR  SERVICE
Charles W. Schmidt - Private Investor                              MFS Service Center, Inc.
                                                                   P.O. Box 2281
Arnold D. Scott<F1> - Senior Executive Vice                        Boston, MA 02107-9906
President and Secretary, Massachusetts
Financial Services Company                                         For general information, call toll free:
                                                                   1-800-225-2606 any business day from
Jeffrey L. Shames<F1> - President, Massachusetts                   8 a.m. to 8 p.m. Eastern time.
Financial Services Company                                         For service to speech- or hearing-impaired,
                                                                   call toll free: 1-800-637-6576 any business
Elaine R. Smith  - Independent Consultant                          day from 9 a.m. to 5 p.m. Eastern time.
                                                                   (To use this service, your phone must be equipped with a
David B. Stone - Chairman, North American                          Telecommunications Device for the Deaf.)
Management Corp. (Investment Adviser)
                                                                   For share prices, account balances and
                                                                   exchanges, call toll free: 1-800-MFS-TALK
INVESTMENT  ADVISER                                                (1-800-637-8255) anytime from a touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO  MANAGER
Steven E. Nothern<F1>

TREASURER
W. Thomas London<F1>

ASSISTANT  TREASURER
James O. Yost<F1>

SECRETARY
Stephen E. Cavan<F1>

ASSISTANT  SECRETARY
James R. Bordewick, Jr.<F1>

<F1>Affiliated with the Investment Adviser

LETTER  TO  SHAREHOLDERS

Dear Shareholders:
The fixed-income market staged a strong rebound during the six-month period ended August 31, 1995. The Federal Reserve Board ended its year-long string of tightening steps last February and held policy steady through the spring. The Federal Reserve subsequently lowered the federal funds rate 25 basis points (0.25%) to 5.75% on July 6, citing the reduced threat of inflation. The fixed-income market responded positively to this, as well as to signs of economic slowdown and evidence that inflation pressures remain moderate. Two-year U.S. Treasury yields, which were at 6.90% at the end of February 1995, declined to 5.85% by the end of August, while yields on 10-year Treasuries declined from 7.20% to 6.29%. In terms of investment results, an investment in two-year Treasuries would have provided a total return of +4.81%, while an investment in 10-year Treasuries would have produced a total return of +9.67%. Treasury securities, if held to maturity, offer a fixed rate of return. The Fund, which seeks to provide investors with current income and preservation of capital, was an active participant in the rally. During this period, Class A shares of the Fund provided a total return of +8.22%, while the total return on Class B shares was +7.80%. Both of these returns assume the reinvestment of distributions but exclude the effects of any sales charges. Complete performance information for the Fund is provided on page four of this report.

Economic Outlook
Moderate, but sustainable growth appears to be the hallmark of the economic expansion's fifth year. After slowing earlier in the summer, consumer spending and homebuying were showing renewed strength by August 31, while businesses continued to work off excess inventories and reduce factory output. Meanwhile, overseas economies, particularly those of Germany and Japan, have not recovered as expected, limiting U.S. export growth. However, we believe the Federal Reserve's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough confidence to help maintain 2 1/2% to 3% real (adjusted for inflation) growth in gross domestic product, at least through 1995.

Interest Rates
Although the Federal Reserve implemented a one-quarter percentage point decrease in short-term interest rates in July, the effects of its seven rate increases, which began in early 1994 and ended in February of this year, are still being felt throughout the economy. While there have been some increases in commodity prices, companies have not been able to pass along most of those higher costs, partly because of the need to keep fighting for market share, but also because wages and benefits of U.S. workers are still growing at a pace that is near or perhaps below the inflation rate, limiting consumer buying power. At the end of July, the nation's employment cost index had risen at a rate of just 2.80% over the previous year, helping to contain cost pressures. At the same time, however, the bond markets have apparently become convinced that economic growth will be contained for the near future and have allowed long-term interest rates to decline slightly. Although previous monetary easing by the Federal Reserve has been followed by additional rate reductions, prospects for further decreases in the current environment are uncertain. Still, with long-term government bonds yielding 6.60%, in an environment of 2 1/2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Portfolio Performance and Strategy
During the past six months, we have increased the overall interest rate sensitivity of the portfolio seeking to benefit from opportunities for capital appreciation. The portfolio duration is currently 6.1 years, approximately equivalent to an eight-year Treasury in overall interest rate sensitivity and approximately 35% greater in duration than an unmanaged government-sector index. Keep in mind, principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity. We anticipate maintaining this exposure because a continued positive outlook for the bond market is suggested by several investment themes. Inflation remains well contained at a relatively low 2 1/2% to 3% level. Real interest rates are high by historical standards, with inflation-adjusted federal funds 1% greater than the long-term average of 1.80%; such high rates will limit how much growth in domestic product can rebound. Also, the Federal Reserve has begun what should be a sustained easing process, bringing the federal funds rate to the 4 1/2% to 5% range. Meanwhile, unit labor costs are increasing very slowly, and capacity utilization rates are declining. And finally, the dollar rebound will limit import price inflation. Many of these positive themes, however, will take a long time to play out.

    With regard to the Fund's investments, our ability to invest in agencies, Treasuries and mortgage-backed securities within a range of maturities has proven helpful in this rapidly changing environment. The Fund remains substantially invested in government-sponsored or agency securities, as we are able to add attractive incremental yield to the portfolio in this sector. Government guarantees apply only to the underlying securities held in the portfolio and not to prices of shares held in a managed portfolio. The Fund's mortgage-sector exposure, however, was reduced to approximately 35%, or about neutral to an unmanaged government-securities index, as assets were reallocated to intermediate-maturity Treasuries.

    The mortgage-backed pass-through securities holdings consist of mostly 30-year issues. These securities have a price sensitivity comparable to five-year Treasuries, with yield spreads of 1.00% to 1.30% greater than comparable Treasury issues. The mortgage market has been an attractive segment recently given the wide yield spreads, low levels of issuance, and good call protection, and we will likely increase exposure to this sector in the next few months. The Fund will, however, continue to adhere to its policy of avoiding any exposure to the more volatile mortgage-derivative securities.

    As always, we will maintain our commitment to providing competitive and consistent returns over the long term. We appreciate your support and welcome any questions or comments you may have.

Respectfully,
----------------------         --------------------------
A photo of A. Keith Brodkin,    A photo of Steven E. Nothern,
Chairman and President.         Portfolio Manager
----------------------         --------------------------

/s/ A. Keith Brodkin           /s/ Steven E. Nothern
A. Keith Brodkin               Steven E. Nothern
Chairman and President         Portfolio Manager

September 12, 1995

PERFORMANCE  SUMMARY

Because mutual funds like MFS Government Securities Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A and Class B shares for the applicable time periods.

AVERAGE  ANNUAL  AND  CUMULATIVE  TOTAL  RATES  OF  RETURN

Class A Investment Results
(net asset value change including reinvested distributions)

                    6 Months       1 Year      5 Years     10 Years
-----------------------------------------------------------------------
Cumulative
Total Return*         +8.22%      +11.49%      +54.37%     +119.57%
-----------------------------------------------------------------------
Average Annual
Total Return*            --       +11.49%      + 9.07%     +  8.18%
-----------------------------------------------------------------------

The average annual total returns, calculated for the period ended as of the most recent calendar quarter as required by the Securities and Exchange Commission (the SEC), with all distributions reinvested and reflecting the maximum sales charge of 4.75% on the initial investment for the 1-, 5- and 10-year periods ended June 30, 1995, were +7.03%, +7.79% and +7.82%, respectively.

Class B Investment Results
(net asset value change including reinvested distributions)
                                                            8/30/93(+)-
                                 6 Months       1 Year      8/31/95
------------------------------------------------------------------------
Cumulative Total Return(+)(+)     + 7.80%      +10.64%     +  7.00%
------------------------------------------------------------------------
Average Annual Total Return(+)(+)     --       +10.64%     +  3.44%
------------------------------------------------------------------------

The average annual total returns, calculated for the period ended as of the most recent calendar quarter as required by the SEC, with all distributions reinvested and reflecting the current maximum contingent deferred sales charge
(CDSC) of 4% for the 1-year period ended June 30, 1995 and for the period from August 30, 1993(+) to June 30, 1995, were +7.50% and +1.27%, respectively.

All results represent past performance and are not necessarily an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All Fund results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. The subsidy may be rescinded by MFS at any time.

* These results do not include the sales charge. If the charge had been included, the results would have been lower.
(+)    Commencement of offering of this class of shares.
(+)(+) These results do not include any CDSC. If the charge had been included, the results would have been lower.

PORTFOLIO  OF  INVESTMENTS - August 31, 1995
Bonds - 97.9%
-----------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)           Value
-----------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation - 0.7%
  FHLMC, 9s, 2001 - 2006                              $ 2,953  $    3,078,843
-----------------------------------------------------------------------------
Federal National Mortgage Association - 12.0%
  FNMA, 8.46s, 2002                                   $ 5,758  $    6,069,565
  FNMA, 8.5s, 2001 - 2010                              32,952      22,598,438
  FNMA, 9s, 2001 - 2007                                 8,336       8,701,063
  FNMA, 9.5s, 2024 - 2025                              13,938      14,661,284
                                                               --------------
                                                               $   52,030,350
-----------------------------------------------------------------------------
Financing Corporation - 13.1%
  FICO, 10.7s, 2017                                   $20,790  $   28,950,075
  FICO, 9.8s, 2018                                     16,500      21,336,480
  FICO, 10.35s, 2018                                    5,000       6,782,050
                                                               --------------
                                                               $   57,068,605
-----------------------------------------------------------------------------
Government National Mortgage Association - 26.4%
  GNMA, 7s, 2023 - 2025                               $39,259  $   38,584,411
  GNMA, 7.5s, 2022 - 2024                               7,478       7,520,487
  GNMA, 8.5s, 2001 - 2009                              11,533      12,012,144
  GNMA, 9s, 2004 - 2010                                28,103      29,499,135
  GNMA, 10.5s, 2020                                     8,958       9,878,996
  GNMA, 10.75s, 2015 - 2016                               396         431,980
  GNMA, 11s, 2009 - 2020                               10,574      11,797,064
  GNMA, 11.5s, 2010 - 2013                              1,938       2,186,717
  GNMA, 12s, 2013 - 2015                                1,041       1,172,653
  GNMA, 12.5s, 2011                                     1,240       1,401,071
                                                               --------------
                                                               $  114,484,658
-----------------------------------------------------------------------------
Small Business Administration - 7.7%
  SBA, 10.35s, 1997                                   $ 2,440  $    2,578,323
  SBA, 9.9s, 2008                                       1,301       1,470,091
  SBA, 9.05s, 2009                                      2,649       2,907,951
  SBA, 9.1s, 2009                                       3,578       3,941,513
  SBA, 10.05s, 2009                                     1,526       1,740,152
  SBA, 9.25s, 2010                                      3,572       3,971,428
  SBA, 9.3s, 2010                                       5,096       5,690,036
  SBA, 9.5s, 2010                                         343         386,241
  SBA, 9.65s, 2010                                      1,682       1,899,657
  SBA, 9.7s, 2010                                       1,604       1,814,089
  SBA, 8.625s, 2011                                     4,275       4,647,691
  SBA, 8.8s, 2011                                       2,129       2,339,310
                                                               --------------
                                                               $   33,386,482
-----------------------------------------------------------------------------
U.S. Treasury Obligations - 38.0%
  U.S. Treasury Notes, 7.5s, 1999                     $20,500  $   21,553,905
  U.S. Treasury Notes, 9.125s, 1999                    12,000      13,209,360
  U.S. Treasury Notes, 6.125s, 2000                    10,000      10,017,189
  U.S. Treasury Notes, 6.25s, 2000                     13,500      13,601,250
  U.S. Treasury Notes, 6.25s, 2003                      6,000       5,993,460
  U.S. Treasury Bonds, 10.75s, 2005                    15,000      19,741,350
  U.S. Treasury Bonds, 9.875s, 2015                    35,500      47,692,120
  U.S. Treasury Bonds, 7.125s, 2023                    27,500      28,716,050
  U.S. Treasury Bonds, 7.625s, 2025                     4,000       4,456,880
                                                               --------------
                                                               $  164,981,564
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $419,709,401)                    $  425,030,502
-----------------------------------------------------------------------------
Repurchase  Agreement - 0.7%
-----------------------------------------------------------------------------
  Prudential Bache Securities, Inc., dated
    8/31/95, due 9/01/95, total to be
    received $2,769,441 (secured by U.S.
    Treasury Note, 6.875s, due 3/31/97,
    market value $2,831,950),
    at Cost and Value                                 $ 2,769  $    2,769,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $422,478,401)              $  427,799,502
Other  Assets,  Less  Liabilities - 1.4%                            6,164,934
-----------------------------------------------------------------------------
Net Assets - 100.0%                                            $  433,964,436
-----------------------------------------------------------------------------

See notes to financial statements

FINANCIAL  STATEMENTS

Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
August 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $422,478,401)       $  427,799,502
  Receivable for investments sold                                 10,770,684
  Receivable for Fund shares sold                                    501,350
  Interest receivable                                              5,856,206
  Other assets                                                        11,592
                                                              --------------
      Total assets                                            $  444,939,334
                                                              --------------
Liabilities:
  Cash overdraft                                              $       34,489
  Payable for investments purchased                               10,070,448
  Payable for Fund shares reacquired                                 448,221
  Payable to affiliates -
    Management fee                                                     2,235
    Shareholder servicing agent fee                                    1,984
    Distribution fee                                                 187,639
  Accrued expenses and other liabilities                             229,882
                                                              --------------
      Total liabilities                                       $   10,974,898
                                                              --------------
Net assets                                                    $  433,964,436
                                                              ==============
Net assets consist of:
  Paid-in capital                                             $  462,347,050
  Unrealized appreciation on investments                           5,321,101
  Accumulated net realized loss on investments                   (34,858,767)
  Accumulated undistributed net investment income                  1,155,052
                                                              --------------
      Total                                                   $  433,964,436
                                                              ==============
Shares of beneficial interest outstanding                       45,088,952
                                                              ==============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $318,316,255 / 33,062,465 shares of
    beneficial interest outstanding)                              $ 9.63
                                                                  ======
  Offering price per share (100/95.25)                            $10.11
                                                                  ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $115,648,181 / 12,026,487 shares of
    beneficial interest outstanding)                              $ 9.62
                                                                  ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Six Months Ended August 31, 1995
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $17,105,261
                                                                  -----------
  Expenses -
    Management fee                                                $   864,594
    Trustees' compensation                                             16,376
    Shareholder servicing agent fee (Class A)                         240,164
    Shareholder servicing agent fee (Class B)                         120,435
    Distribution and service fee (Class A)                            560,382
    Distribution and service fee (Class B)                            547,433
    Custodian fee                                                      53,004
    Postage                                                            50,123
    Printing                                                           32,343
    Auditing fees                                                      29,900
    Legal fees                                                          2,828
    Miscellaneous                                                     124,369
                                                                  -----------
      Total expenses                                              $ 2,641,951
    Preliminary reduction of expenses by investment adviser          (454,656)
                                                                  -----------
      Net expenses                                                $ 2,187,295
                                                                  -----------
        Net investment income                                     $14,917,966
                                                                  -----------
Realized and unrealized gain (loss) on investments:
    Realized gain (identified cost basis) on investment
      transactions                                                $ 9,212,623
    Change in unrealized appreciation on investments                9,131,971
                                                                  -----------
      Net realized and unrealized gain on investments             $18,344,594
                                                                  -----------
        Increase in net assets from operations                    $33,262,560
                                                                  ===========
See notes to financial statements

Statement  of  Changes  in  Net  Assets
------------------------------------------------------------------------------
                                               Six Months
                                                    Ended          Year Ended
                                          August 31, 1995   February 28, 1995
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                      $ 14,917,966        $ 30,647,310
  Net realized gain (loss) on
    investments                                 9,212,623         (30,049,219)
  Net unrealized gain on investments            9,131,971           2,074,012
                                             ------------        ------------
    Increase in net assets from
      operations                             $ 33,262,560        $  2,672,103
                                             ------------        ------------
Distributions declared to shareholders -
  From net investment income (Class A)       $(11,325,946)       $(23,920,995)
  From net investment income (Class B)         (3,541,280)         (6,552,834)
                                             ------------        ------------
    Total distributions declared to
      shareholders                           $(14,867,226)       $(30,473,829)
                                             ------------        ------------
Fund share (principal) transactions -
  Net proceeds from sales of shares          $ 51,472,178        $ 76,797,389
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                               9,127,803          18,466,757
  Cost of shares reacquired                   (68,325,237)       (129,977,096)
                                             ------------        ------------
    Decrease in net assets from Fund
      share transactions                     $ (7,725,256)       $(34,712,950)
                                             ------------        ------------
      Total increase (decrease) in net
        assets                               $ 10,670,078        $(62,514,676)
Net assets:
  At beginning of period                      423,294,358         485,809,034
                                             ------------        ------------
  At end of period (including
    accumulated undistributed
    (distributions in excess of) net
    investment income of $1,155,052,
    $1,104,312 and $(25,600),
    respectively)                            $433,964,436        $423,294,358
                                             ============        ============
See notes to financial statements

Financial  Highlights
------------------------------------------------------------------------------------------------------------------------
                                            Six                                Eleven
                                   Months Ended         Year Ended       Months Ended     Year Ended March 31,
                                     August 31,       February 28,       February 28,     -----------------------------------------
                                           1995               1995               1994           1993           1992           1991
--------------------------------------------------------------------------------------------------------------------
                                        Class A
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value  - beginning of period   $ 9.22             $ 9.79             $10.00         $ 9.43         $ 9.29         $ 9.10
                                         ------             ------             ------         ------         ------         ------
Income from investment operations<F3> -
  Net investment income<F6>              $ 0.34             $ 0.67             $ 0.63         $ 0.67         $ 0.75         $ 0.78
  Net realized and unrealized
   gain (loss) on investments              0.40              (0.58)             (0.20)          0.60           0.14           0.19
                                         ------             ------             ------         ------         ------         ------
      Total from investment
       operations                        $ 0.74             $ 0.09             $ 0.43         $ 1.27         $ 0.89         $ 0.97
                                         ------             ------             ------         ------         ------         ------
Less distributions declared to
 shareholders -
  From net investment income             $(0.33)            $(0.66)            $(0.58)<F4>    $(0.70)        $(0.75)        $(0.78)
  In excess of net realized
   gain on investments                       --                 --              (0.06)            --             --             --
                                         ------             ------             ------         ------         ------         ------
      Total distributions declared
       to shareholders                   $(0.33)            $(0.66)            $(0.64)        $(0.70)        $(0.75)        $(0.78)
                                         ------             ------             ------         ------         ------         ------
Net asset value - end of period          $ 9.63             $ 9.22             $ 9.79         $10.00         $ 9.43         $ 9.29
                                         ======             ======             ======         ======         ======         ======
Total return<F5>                          8.22%<F2>          1.21%              6.57%         13.94%          9.96%         11.13%

Ratios (to average net assets)/Supplemental data<F6>:
  Expenses                                0.83%<F1>          0.79%              0.68%<F1>      1.20%          1.25%          1.28%
  Net investment income                   7.07%<F1>          7.24%              6.83%<F1>      7.18%          7.95%          8.56%
Portfolio turnover                         186%               385%               167%           264%           270%            95%
Net assets at end of period
 (000 omitted)                         $318,316           $318,116           $372,702       $356,735       $356,366       $323,612

<F1> Annualized.
<F2> Not annualized.
<F3> Per share data subsequent to and including February 28, 1994 is based on average shares outstanding.
<F4> Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated.
<F5> Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
<F6> The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

  Net investment income                  $ 0.33             $ 0.65             $ 0.59           --             --             --
  Ratios (to average net assets):
    Expenses                              1.04%<F1>          1.05%              1.17%<F1>       --             --             --
    Net investment income                 6.86%<F1>          6.98%              6.34%<F1>       --             --             --

See notes to financial statements

Financial  Highlights - continued
----------------------------------------------------------------------------------------------------------------------
Year Ended March 31,                  1990           1989           1988           1987           1986           1985<F1>
----------------------------------------------------------------------------------------------------------------------
                                   Class A
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
 of period                          $ 9.05         $ 9.56         $10.22         $10.53         $ 9.95          $ 9.53
                                    ------         ------         ------         ------         ------          ------

Income from investment operations -
  Net investment income             $ 0.82         $ 0.86         $ 0.87         $ 0.94         $ 1.07          $ 0.66
  Net realized and
   unrealized gain (loss) on
   investments                        0.04          (0.51)         (0.59)         (0.20)          0.68            0.33
                                    ------         ------         ------         ------         ------          ------
      Total from investment
       operations                   $ 0.86         $ 0.35         $ 0.28         $ 0.74         $ 1.75          $ 0.99
                                    ------         ------         ------         ------         ------          ------
Less distributions declared
 to shareholders -
  From net investment income        $(0.81)        $(0.86)        $(0.88)        $(0.94)        $(1.08)         $(0.57)
  From net realized gain on
   investments                         --             --           (0.06)         (0.11)         (0.09)             --
                                    ------         ------         ------         ------         ------          ------
      Total distributions
       declared to
       shareholders                 $(0.81)        $(0.86)        $(0.94)        $(1.05)        $(1.17)         $(0.57)
                                    ------         ------         ------         ------         ------          ------
Net asset value - end of period     $ 9.10         $ 9.05         $ 9.56         $10.22         $10.53          $ 9.95
                                    ======         ======         ======         ======         ======          ======
Total return<F3>                     9.72%          3.84%          3.11%          7.48%         18.70%          15.52%<F2>
Ratios (to average net assets)/Supplemental data:
  Expenses                           1.29%          1.40%          1.18%          1.18%          1.09%           1.29%<F2>
  Net investment income              8.81%          9.25%          9.10%          9.14%         10.43%          11.26%<F2>
Portfolio turnover                    260%           346%           417%           191%           128%            158%
Net assets at end of period
 (000 omitted)                    $327,877       $348,617       $397,239       $487,975       $343,270        $130,699

<F1> For the period from the commencement of investment operations, July 25, 1984 to March 31, 1985.
<F2> Annualized.
<F3> Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial  Highlights - continued
------------------------------------------------------------------------------------------------
                                                Six
                                       Months Ended           Year Ended           Period Ended
                                         August 31,         February 28,           February 28,
                                               1995                 1995                   1994<F1>
------------------------------------------------------------------------------------------------
                                            Class B
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning  of period       $ 9.22               $ 9.78                 $10.16
                                             ------               ------                 ------
Income from investment operations<F4> -
  Net investment income<F6>                  $ 0.30               $ 0.59                 $ 0.30
  Net realized and unrealized gain
   (loss) on investments                       0.41                (0.56)                 (0.43)
                                             ------               ------                 ------
      Total from investment operations       $ 0.71               $ 0.03                 $(0.13)
                                             ------               ------                 ------
Less distributions declared to shareholders
  from net investment income                 $(0.31)              $(0.59)                $(0.25)<F5>
                                             ------               ------                 ------
Net asset value - end of period              $ 9.62               $ 9.22                 $ 9.78
                                             ======               ======                 ======
Total return                                  7.80%<F3>            0.57%                (1.29)%<F3>

Ratios (to average net assets)/Supplemental data<F6>:
  Expenses                                    1.54%<F2>            1.51%                  1.39%<F2>
  Net investment income                       6.36%<F2>            6.52%                  5.92%<F2>
Portfolio turnover                             186%                 385%                   167%

Net assets at end of period (000 omitted)  $115,648             $105,178               $113,107

<F1> For the period from the commencement of offering of Class B shares, August 30, 1993 to February 28, 1994.
<F2> Annualized.
<F3> Not annualized.
<F4> Per share data is based on average shares outstanding.
<F5> Amount includes distribution in excess of net investment income of less than $0.001  per share for the period indicated.
<F6> The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

  Net investment income                      $ 0.29               $ 0.57                 $ 0.28
  Ratios (to average net assets):
    Expenses                                  1.75%<F2>            1.77%                  1.87%<F2>
    Net investment income                     6.15%<F2>            6.26%                  5.44%<F2>

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS
(1) Business  and  Organization
MFS Government Securities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

At February 28, 1995, the Fund, for federal income tax purposes, had a capital loss carryforward of $35,035,838, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on February 28, 1997 ($10,822,527), February 28, 1998 ($2,369,461),
February 28, 1999 ($1,124,097) and February 28, 2003 ($20,719,753).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an amount equal to the lower of a) 0.40% of average net assets on an annualized basis, or b) 0.25% of average daily net assets on an annualized basis and 3.40% of investment income. The investment adviser did not impose a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations. The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,026 for the six months ended August 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $52,452 for the six months ended August 31, 1995, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $39,205 for the six months ended August 31, 1995. Fees incurred under the distribution plan during the six months ended August 31, 1995 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $15,643, for Class B shares for the six months ended August 31, 1995. Fees incurred under the distribution plan during the six months ended August 31, 1995 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within twelve months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended August 31, 1995 were $937 and $159,854 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio  Securities
Purchases and sales of investments, other than short-term obligations, aggregated $787,999,860 and $807,940,472, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                               $422,478,401
                                             ============
Gross unrealized appreciation                $  8,609,203
Gross unrealized depreciation                  (3,288,102)
                                             ------------
  Net unrealized appreciation                $  5,321,101
                                             ============

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                         Six Months Ended                    Year Ended
                                         August 31, 1995                     February 28, 1995
                                         ---------------------------------   ---------------------------------
                                                Shares             Amount           Shares             Amount
--------------------------------------------------------------------------------------------------------------
Shares sold                                  2,439,015   $     23,160,850        3,766,026   $     34,652,633
Shares issued to shareholders in
 reinvestment
 of distributions                              730,261          6,858,558        1,546,361         14,188,551
Shares reacquired                           (4,593,923)       (43,517,177)      (8,908,608)       (82,026,936)
                                        --------------   ----------------   --------------   ----------------
  Net decrease                              (1,424,647)  $    (13,497,769)      (3,596,221)  $    (33,185,752)
                                        ==============   ================   ==============   ================

Class B Shares
                                         Six Months Ended                    Year Ended
                                         August 31, 1995                     February 28, 1995
                                         ---------------------------------   ---------------------------------
                                                Shares             Amount           Shares             Amount
--------------------------------------------------------------------------------------------------------------
Shares sold                                  3,003,832   $     28,311,328        4,578,868   $     42,144,756
Shares issued to shareholders in
 reinvestment
 of distributions                              241,847          2,269,245          466,207          4,278,206
Shares reacquired                           (2,626,749)       (24,808,060)      (5,201,800)       (47,950,160)
                                        --------------   ----------------   --------------   ----------------
  Net increase (decrease)                      618,930   $      5,772,513         (156,725)  $     (1,527,198)
                                        ==============   ================   ==============   ================

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended August 31, 1995 was $2,734.

INDEPENDENT  AUDITORS'  REPORT

To the Trustees and Shareholders of MFS Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Fund as of August 31, 1995, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended February 28, 1995, and the financial highlights for the six months ended August 31, 1995, the year ended February 28, 1995, the eleven months ended February 28, 1994 and each of the years in the nine-year period ended March 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Securities Fund at August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 6, 1995




                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R)
GOVERNMENT                                        ---------------
SECURITIES                                        BULK RATE
FUND                                              U.S. POSTAGE
                                                  PAID
500 Boylston Street                               PERMIT #55638
Boston, MA 02116                                  BOSTON, MA
                                                  ---------------
[logo] MFS(SM)
THE FIRST NAME IN MUTUAL FUNDS

MGS-3-10/95 29.5M 26/226

                                     PART C

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS


                  (A)    FINANCIAL STATEMENTS INCLUDED IN PART A:
                             For the period from July 25, 1985, (commencement of investment operations) to March 31, 1993, the eleven months ended February 28, 1994, the year ended February 28, 1995 and the six months ended August 31, 1995:
                                Financial Highlights

                         FINANCIAL STATEMENTS INCLUDED IN PART B:
                             At February 28, 1995:
                                Portfolio of Investments*
                                Statement of Assets and Liabilities*

                             At August 31, 1995:
                                Portfolio of Investments**
                                Statement of Assets and Liabilities**

                             For the year ended February 28, 1995:
                                Statement of Operations*

                             For the six months ended August 31, 1995:
                                Statement of Operations**


                             For the year ended March 31, 1993, the eleven month period ended February 28, 1994 and the year ended February 28, 1995:
                                Statement of Changes in Net Assets*


                             For the year ended February 28, 1995 and the six months ended August 31, 1995:
                                Statement of Changes in Net Assets**


-------------------------------
* Incorporated herein by reference to the Fund's Annual Report to shareholders dated February 28, 1995, which was filed with the SEC on May 1, 1995.


** Incorporated herein by reference to the Fund's Semi-Annual Report to shareholders dated August 31, 1995, which was filed with the SEC via EDGAR on October 27, 1995.


                         (B)   EXHIBITS:


                                1    (a)  Amended and Restated Declaration of
                                          Trust, dated March 20, 1995.  (3)

                                     (b)  Amendment to the Declaration of Trust,
                                          dated March 13, 1996; filed herewith.

                                2 Amended and Restated By-Laws, dated December 21, 1994. (3)

                                3         Not Applicable.

                                4 Form of Share Certificate for Class A and B shares. (4)


                                5    (a)  Investment Advisory Agreement dated
                                          July 18, 1984 by and between the
                                          Registrant and Massachusetts Financial
                                          Services Company.  (6)

                                     (b)  Amendment to the Investment Advisory
                                          Agreement, dated February 1,
                                          1994.  (6)


                                6    (a)  Distribution Agreement, dated January
                                          1, 1995.  (3)

                                     (b)  Dealer Agreement between MFS Fund
                                          Distributors Inc. and a dealer, dated
                                          December 28, 1994, and the Mutual Fund
                                          Agreement between MFD and a bank
                                          or NASD affiliate, dated December 28,
                                          1994. (2)


                                7         Retirement Plan for Non-Interested
                                          Person Trustees, dated April 1,
                                          1991.  (6)

                                8    (a)  Custodian Contract between Registrant
                                          and State Street Bank & Trust
                                          Company, dated May 24, 1988. (6)

                                     (b)  Amendment to Custodian Contract, dated
                                          May 24, 1988.  (6)

                                     (c)  Amendment to Custodian Contract, dated
                                          October 1, 1989.  (6)

                                     (d)  Amendment to Custodian Contract, dated
                                          September 17, 1991.  (6)

                                9    (a)  Shareholder Servicing Agreement
                                          between Registrant and Massachusetts
                                          Financial Service Center, dated
                                          August 1, 1985.  (6)

                                     (b)  Amendment to Shareholder Servicing
                                          Agent Agreement, dated August 30,
                                          1993.  (6)

                                     (c)  Form of Amendment to Shareholder
                                          Servicing Agent Agreement; filed
                                          herewith.

                                     (d)  Dividend Disbursing Agency Agreement,
                                          dated February 1, 1986.  (4)

                                     (e)  Exchange Privilege Agreement, dated
                                          September 1, 1993.  (4)

                                     (f)  Loan Agreement by and among The Banks
                                          Named Therein, The MFS Funds
                                          Named Therein, and The First National
                                          Bank of Boston as Agent, dated
                                          February 21, 1995.  (1)

                               10 Opinion and Consent of Counsel for the fiscal year ended February 28, 1995, filed with the Rule 24f-2 Notice on April 28, 1995. (3)


                               11         Consent of Deloitte & Touche; filed
                                          herewith.


                               12         Not Applicable.

                               13         Not Applicable.

                               14    (a)  Forms for Individual Retirement
                                          Account Disclosure Statement as
                                          currently in effect.  (5)

                                     (b)  Forms for MFS 403(b) Custodial Account
                                          Agreement as currently in effect.  (5)


                                     (c)  Forms for MFS Prototype Paired Defined
                                          Contribution Plans and Trust
                                          Agreement as currently in effect.  (5)


                               15    (a)  Amended and Restated Distribution Plan
                                          for Class A Shares, dated
                                          December 21, 1994.  (3)

                                     (b)  Amended and Restated Distribution Plan
                                          for Class B Shares, dated
                                          December 21, 1994.  (3)

                                     (c)  Form of Distribution Plan for Class C
                                          Shares; filed herewith.

                               16    (a)  Schedule for Computation of
                                          Performance Quotations - Average
                                          Annual Total Rate of Return, Aggregate
                                          Total Rate of Return and Standardized
                                          Yield.  (2)


                               17 Financial Data Schedules for Class A and Class B of the Fund; filed herewith.


                               18         Not Applicable.

                                          Power of Attorney dated September 21,
                                          1994.  (3)

-----------------------------

(1) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.

(2) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.

(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 16 filed with the SEC via EDGAR on June 28, 1995.

(4) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.

(5) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.


(6) Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed with the SEC via EDGAR on October 13, 1995.


ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Not applicable.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES

                                (1)                                                   (2)
                         TITLE OF CLASS                                 NUMBER OF RECORD HOLDERS

                  Class A Shares of Beneficial Interest                           18,497
                         (without par value)                            (as of February 28, 1996)

                  Class B Shares of Beneficial Interest                            6,926
                         (without par value)                            (as of February 28, 1996)

                  Class C Shares of Beneficial Interest                                0
                         (without par value)                            (as of February 28, 1996)

ITEM 27.          INDEMNIFICATION


     Reference is hereby made to (a) Article V of Registrant's Declaration of Trust, incorporated by reference to the Registrant's Post-Effective Amendment No. 16, filed with the SEC on June 28, 1995 and (b) Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 17, filed with the SEC on October 13, 1995.


     The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.


ITEM 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has eight series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund and MFS Special Opportunities
Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series: MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series:
MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value
Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 19 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Louisiana Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Texas Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS Washington Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

     MFS also serves as investment adviser of the following no-load, open-end
Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST") (which has two series). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

     In addition, MFS serves as investment adviser to the following closed-end
Funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

     Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Sun Growth Variable Annuity Funds, Inc. ("SGVAF"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

     MFS International Ltd. ("MIL"), a limited liability company organized under the laws of the Republic of Ireland and a subsidiary of MFS, whose principal business address is 41-45 St. Stephen's Green, Dublin 2, Ireland, serves as investment adviser to and distributor for MFS International Fund (which has four portfolios: MFS International Funds-U.S. Equity Fund, MFS International Funds-U.S. Emerging Growth Fund, MFS International Funds-Global Governments Fund and MFS International Funds-Charter Income Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

     MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund and MFS Meridian Research Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

     MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

     MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

     Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

     MFS Asset Management, Inc. ("AMI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

     MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

                  MFS

     The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John R. Gardner and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., and Patricia A. Zlotin are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Joseph W. Dello Russo is a Senior Vice President, Chief Financial Officer and Treasurer, Robert
T. Burns is a Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Assistant Treasurer.

                  MASSACHUSETTS INVESTORS TRUST
                  MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                  MFS GROWTH OPPORTUNITIES FUND
                  MFS GOVERNMENT SECURITIES FUND
                  MFS SERIES TRUST I
                  MFS SERIES TRUST V
                  MFS SERIES TRUST VI
                  MFS SERIES TRUST X
                  MFS GOVERNMENT LIMITED MATURITY FUND

     A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer, James R. Bordewick, Jr., Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

                  MFS SERIES TRUST II

     A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS GOVERNMENT MARKETS INCOME TRUST
                  MFS INTERMEDIATE INCOME TRUST

     A. Keith Brodkin is the Chairman and President, Patricia A. Zlotin, Executive Vice President of MFS and Leslie J. Nanberg, Senior Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST III

     A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, Bernard Scozzafava, Vice President of MFS, and Matthew Fontaine, Assistant Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan and Daniel E. McManus, Assistant Vice Presidents of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST IV
                  MFS SERIES TRUST IX

     A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST VII

     A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST VIII

     A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie
J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MUNICIPAL SERIES TRUST

     A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert
A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David
R. King, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Assistant Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS VARIABLE INSURANCE TRUST
                  MFS UNION STANDARD TRUST
                  MFS INSTITUTIONAL TRUST

     A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MUNICIPAL INCOME TRUST

     A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert
J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MULTIMARKET INCOME TRUST
                  MFS CHARTER INCOME TRUST

     A. Keith Brodkin is the Chairman and President, Patricia A. Zlotin, Leslie
J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SPECIAL VALUE TRUST

     A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Patricia
A. Zlotin and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, and James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

                  SGVAF

                  W. Thomas London is the Treasurer.

                  MIL

     A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Ziad Malek, Senior Vice President of MFS, is the President, Thomas J. Cashman, Jr., a Senior Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

                  MIL-UK

     A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey
L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, Ziad Malek is the President, James E. Russell is the Treasurer, and Robert T. Burns is the Assistant Secretary.

                  MIL FUNDS

     A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle and Richard W. S. Baker are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary, and Ziad Malek is a Senior Vice President.

                  MFS MERIDIAN FUNDS

     A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary, James O. Yost is the Assistant Treasurer, and Ziad Malek is a Senior Vice President.

                  MFD

     A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

                  CIAI

     A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                  MFSC

     A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                  AMI

     A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

                  RSI

     William W. Scott, Jr., Joseph A. Recomendes and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Douglas C. Grip, a Senior Vice President of MFS, is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli is a Senior Vice President.

     In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

     A. Keith Brodkin                      Director, Sun Life Assurance Company
                                               of Canada (U.S.), One Sun Life
                                               Executive Park, Wellesley Hills,
                                               Massachusetts

                                           Director, Sun Life Insurance and
                                               Annuity Company of New York, 67
                                               Broad Street, New York, New York

     John R. Gardner                       President and a Director, Sun
                                               Life Assurance Company of Canada,
                                               Sun Life Centre, 150 King Street
                                               West, Toronto, Ontario, Canada
                                               (Mr. Gardner is also an officer
                                               and/or Director of various
                                               subsidiaries and affiliates of
                                               Sun Life)

     John D. McNeil                        Chairman, Sun Life Assurance Company
                                               of Canada, Sun Life Centre, 150
                                               King Street West, Toronto,
                                               Ontario, Canada (Mr. McNeil is
                                               also an officer and/or Director
                                               of various subsidiaries and
                                               affiliates of Sun Life)

     Joseph W. Dello Russo                 Director of Mutual Fund Operations,
                                               The Boston Company, Exchange
                                               Place, Boston, Massachusetts
                                               (until August, 1994)

ITEM 29.          DISTRIBUTORS

                  (a)    Reference is hereby made to Item 28 above.

                  (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

                  (c)    Not applicable.

ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS

                  The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  NAME                                        ADDRESS

     Massachusetts Financial Services                     500 Boylston Street
      Company (investment adviser)                        Boston, MA 02116

     MFS Fund Distributors, Inc.                          500 Boylston Street
       (principal underwriter)                            Boston, MA 02116

     State Street Bank and                                State Street South
       Trust Company (custodian)                          5 - West
                                                          North Quincy, MA 02171

     MFS Service Center, Inc.                             500 Boylston Street
       (transfer agent)                                   Boston, MA 02116

ITEM 31.          MANAGEMENT SERVICES

                  Not applicable.

ITEM 32.          UNDERTAKINGS

                  (a)    Not applicable.

                  (b)    Not applicable.

                  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest Annual Report to shareholders upon request and without charge.

                  (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 25th day of March, 1996.

                                       MFS GOVERNMENT
                                       SECURITIES FUND

                                       By:     JAMES R. BORDEWICK, JR.
                                       Name:   James R. Bordewick, Jr.
                                       Title:  Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on March 25, 1996.

           SIGNATURE                                          TITLE

A. KEITH BRODKIN*                       Chairman, President (Principal Executive
---------------------                     Officer) and Trustee
A. Keith Brodkin

W. THOMAS LONDON*                       Treasurer (Principal Financial Officer
---------------------                     and Principal Accounting Officer)
W. Thomas London

RICHARD B. BAILEY*                      Trustee
---------------------
Richard B. Bailey

PETER G. HARWOOD*                       Trustee
---------------------
Peter G. Harwood

J. ATWOOD IVES*                         Trustee
---------------------
J. Atwood Ives

LAWRENCE T. PERERA*                     Trustee
---------------------
Lawrence T. Perera

WILLIAM J. POORVU*                      Trustee
---------------------
William J. Poorvu

CHARLES W. SCHMIDT*                     Trustee
---------------------
Charles W. Schmidt

ARNOLD D. SCOTT*                        Trustee
---------------------
Arnold D. Scott

JEFFREY L. SHAMES*                      Trustee
---------------------
Jeffrey L. Shames

ELAINE R. SMITH*                        Trustee
---------------------
Elaine R. Smith

DAVID B. STONE*                         Trustee
---------------------
David B. Stone

                                        *By:     JAMES R. BORDEWICK, JR.
                                        Name:    James R. Bordewick, Jr.
                                                 as Attorney-in-fact

                                        Executed by James R. Bordewick, Jr. on
                                        behalf of those indicated pursuant to a
                                        Power of Attorney dated September 21,
                                        1994, incorporated by reference to the
                                        Registrant's Post-Effective Amendment
                                        No. 16 filed with the Securities and
                                        Exchange Commission on June 28, 1995.

                                INDEX TO EXHIBITS

EXHIBIT NO.      DESCRIPTION OF EXHIBIT                                PAGE NO.

   1    (b)   Amendment to the Declaration of Trust, dated March 13, 1996.
   9    (c)   Form of Amendment to Shareholder Servicing Agent Agreement.
  11          Consent of Independent Auditors.
  14    (c)   Form of Distribution Plan for Class C Shares.
  27          Financial Data Schedules.